UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 24, 2017

ENER-CORE, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37642	45-0525350
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9400 Toledo Way
Irvine, California 92618

(Address of principal executive offices) (Zip Code)

(949) 616-3300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On March 24, 2017, Ener-Core, Inc. (the “Company”) issued a press release announcing that it will hold a conference call on Thursday, April 13, 2017 at 4:30 p.m. Eastern Time to discuss the Company’s financial performance and operational and commercial developments for the full year ended December 31, 2016, as well as its outlook for 2017. Management’s discussion will be followed by a question and answer period. Instructions to access the conference call are set forth in the press release furnished as Exhibit 99.1 to this Current Report, which is incorporated by reference herein, and are available in the Investor section of the Company’s website: http://www.ener-core.com. The information contained in, or that can be accessed through the Company’s website, is not a part of this Current Report on Form 8-K.

Various statements to be made during the conference call will be “forward-looking statements” under the Safe Harbor Provision of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact, are statements that could be deemed forward-looking statements, including statements containing the words “planned,” “expects,” “believes,” “strategy,” “opportunity,” “anticipates,” “outlook,” “designed” and similar words. These statements may include, among others, plans, strategies, and objectives of management for future operations; any statements regarding proposed new products, services, or developments; any statements regarding future economic conditions or performance; statements of belief; and any statements of assumptions underlying any of the foregoing. These statements involve risks, uncertainties, assumptions, and other factors, which, if they do not materialize or prove correct, could cause the Company’s results to differ materially from historical results, or those expressed or implied by such forward-looking statements.

Important factors that could cause actual results to differ materially from those reflected in the Company’s forward-looking statements include, among others, the risk factors that are described in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s Annual Report on Form 10-K for the year ended December 31, 2015, which is on file with the United States Securities and Exchange Commission (“SEC”) and available on the SEC’s website at www.sec.gov. Additional factors may be set forth in those sections of the Company’s forthcoming Annual Report on Form 10-K for the year ended December 31, 2016, to be filed with the SEC. In addition to the risks described above and in the Company’s Annual Report(s) on Form 10-K and other filings with the SEC, other unknown or unpredictable factors could affect the Company’s results.

There can be no assurance that the actual results or developments anticipated by the Company will be realized or, even if substantially realized, that they will have the expected consequences or effects. Therefore, no assurance can be given that the outcomes stated in such forward-looking statements and estimates will be achieved.

All written and verbal forward-looking statements attributable to the Company or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements contained or referred to herein. The Company cautions investors not to rely too heavily on the forward-looking statements the Company makes or that are made on its behalf. The information conveyed on the conference call will be provided only as of the date of the call, and the Company undertakes no obligation, and specifically declines any obligation, to update or revise publicly any forward-looking statements made during the call after the date thereof, whether as a result of new information, future events or otherwise.

As provided in General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release dated March 24, 2017

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENER-CORE, Inc.

Dated: March 24, 2017	By:	/s/ Domonic J. Carney
Domonic J. Carney
Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated March 24, 2017

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